Exhibit 99.1

Santander Holdings USA, Inc.
Fixed Income Investor Update
Data as of June 30, 2015
August 27, 2015
Santander

Disclaimer
Santander Holdings USA, Inc. (“SHUSA”) cautions that this presentation may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: (1) increased regulation and regulatory developments; (2) domestic and international market, macro-economic, governmental, regulatory conditions and trends; (3) movements in local and international securities markets, currency exchange rates, and interest rates; (4) competitive pressures; (5) technological developments; and (6) changes in the financial position or creditworthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K and that of Santander Bank, N.A. (“Santander Bank” or “SBNA”) or Santander Consumer USA Holdings Inc. (“SCUSA”) for the year ended December 31, 2014 and other filings and reports with the Securities and Exchange Commission (the “SEC”), could adversely affect our business and financial performance. Other factors could cause actual results to differ materially from those in the forward-looking statements.
The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, SBNA, or SCUSA in any other securities or investments.
This presentation is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. The information in this presentation is not intended to constitute “research” as that term is defined by applicable regulations.
No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom.
In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results, among others. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information.
This presentation is provided for information purposes only.
Santander

Santander Holdings USA, Inc. (SHUSA)1
SHUSA is a bank holding company (“BHC”) headquartered in Boston, MA
Wholly-owned by Banco Santander, S.A. (“Santander”) (NYSE: SAN)
Regulated by the Federal Reserve Bank
SEC registered
SHUSA’s primary operating subsidiaries are Santander Bank, N.A. (“SBNA”) and Santander Consumer USA Holdings Inc. (“SCUSA”)
SBNA
National Bank regulated by the OCC
682 branches / 2,086 ATMs / 9,318 employees (FTEs)
Footprint in Northeast US with branches in MA, NY, RI, NJ, CT, PA, NH
$84.7BN assets
$57.7BN deposits
Ticker (SOV<CORP>Bloomberg)
SCUSA
Consumer finance company focused on auto lending and third-party servicing
Relationships with a substantial dealer network throughout the United States
Consolidated into SHUSA in 1Q14 due to change in control from SCUSA IPO
Approximately 59.0% owned by SHUSA
$36.0BN assets
Ticker (NYSE: SC)
1Data as of June 30, 2015
Santander

Corporate Structure1
In 2016, SHUSA is expected to become the intermediate holding company (“IHC”) for Santander’s U.S. operations
Banco Santander, S.A.
100% ownership
Santander Holdings USA, Inc.
$126.1BN Assets
CEO: Scott Powell
100% ownership 59.0% ownership
Santander Bank, N.A.
$84.7BN Assets
CEO: Scott Powell
Santander Consumer USA Holdings Inc.
$36.0BN Assets
CEO: Jason Kulas
July 2016
These entities will move under SHUSA as part of the IHC consolidation
Puerto Rico2
$6.5BN Assets
BSI Miami3
$7.8BN Assets
SIS4
$1.2BN Assets
1Assets as of June 30, 2015
2Puerto Rico = Banco Santander Puerto Rico, Santander Financial Services, Inc., Santander Securities LLC
3BSI Miami = Banco Santander International
4SIS = Santander Investment Securities, Inc.
Santander

Q2 2015 Highlights1
New Management
Scott Powell, SHUSA CEO, named CEO of SBNA on July 30, 2015
Jason Kulas named CEO of SCUSA on July 2, 2015
New Independent Board Members at SHUSA, SBNA, and SCUSA Boards
Strong Earnings
Net Income $269MM2; Net Interest Margin 7.3%; 1H 2015 Net Income $521MM2
Comfortable Capital and Liquidity
Common Equity Tier 1 (CET1) 11.9%; 10.9% under U.S. Basel III fully phased in3
Holdco has $2.9BN cash; stand alone liquidity horizon of 60 months
LCR4 at 2Q15 in excess of regulatory minimum of 90% required at 1/1/2016
Focused Asset Growth
Growth in loans (commercial and auto) and auto leases
Deposit growth continued in MMDA5 and interest-bearing DDA products6
Stable Credit Quality
SBNA NPLs and criticized balances have declined 43% and 7% respectively, YOY
SCUSA credit performance consistent with retained mix and typical seasonal patterns
1Data as of 6/30/15 unless otherwise noted
2Includes noncontrolling interest
3See SHUSA 2Q15 Form 10-Q
4LCR = Liquidity Coverage Ratio
5MMDA = Money Market Demand Account
6DDA = Demand Deposit Account
Santander

Board of Director Changes
SHUSA has strengthened its Board of Directors with the addition of new independent directors at SHUSA, SBNA, and SCUSA
NEW INDEPENDENT DIRECTORS
SHUSA1 SBNA1 SCUSA2
Alan Fishman Alan Fishman4 Blythe Masters3
Thomas Johnson4 Thomas Johnson Robert McCarthy
Catherine Keating Catherine Keating William Rainer
Richard Spillenkothen Henri-Paul Rousseau
Richard Spillenkothen
“These changes are among the many steps we are taking to reinforce best practices and meet our standards of excellence. Our new independent directors bring to Santander deep expertise in regulatory matters and experience in large U.S. financial institutions. All have managed banking or consumer finance businesses. Their appointments...will further strengthen governance and oversight of our businesses” [SHUSA Chairman Tim Ryan, press release, June 19, 2015]
1SHUSA press release June 19, 2015, includes new Director bios
2SCUSA press release July 15, 2015, includes new Director bios
3Chair
4Lead Independent Director
Santander

Management
Scott Powell
SHUSA CEO
Mr. Powell was appointed Director, President and Chief Executive Officer of SHUSA in March 2015. He was named Chief Executive Officer of SBNA on July 30, 2015
Previously, Mr. Powell was Executive Chairman of National Flood Services Inc. from 2013 to 2014.
Mr. Powell was with JP Morgan Chase & Company and its predecessor BankOne from 2002 until his retirement in February 2012. Most recently at JPMorgan he served as the Head of Home Lending Default from July 2011 to February 2012. He previously served as Head of JPMorgan’s Banking and Consumer Lending Operations from June 2010 to June 2011 and Chief Executive Officer of Consumer Banking from January 2007 to May 2010
Jerry Plush
SHUSA CFO
Joined SHUSA in April 2014
Previously held several roles at Webster Financial from 2006 to 2013, culminating in President and Chief Operating Officer from 2011 to 2013
From 1995 to 2006 held several positions at MBNA including Chief Financial Officer for North America and U.S. Credit card and Senior Executive Vice President for Corporate Development and Strategy
B.S. in Accounting from St. Joseph’s University and a licensed CPA/CMA
Brian Gunn
SHUSA CRO
Joined SHUSA in June 2015
Prior to Santander, he worked at Ally Financial Services, where he has been Chief Risk Officer since 2011. Brian was part of the management team that executed a complex business transformation which included leading Ally’s successful effort to pass the Federal Reserve’s CCAR capital planning process
Prior to his corporate CRO role, Brian was Chief Risk Officer of Ally’s Global Automotive Services division, based in Detroit. Before joining Ally, Brian spent ten years in a variety of risk management positions at GE Money, including CRO of GE Money Canada
Santander

SCUSA: Management Change1
On July 2, 2015, SCUSA named Jason Kulas, formerly President and CFO, as CEO of SCUSA
Tom Dundon stepped down as CEO and as Chairman of the SCUSA Board. Mr. Dundon will continue to serve as a member of the Board and as a senior advisor to SCUSA
In connection with Mr. Dundon’s departure, SHUSA exercised its call option to acquire all of the shares of SCUSA common stock owned by DDFS LLC (an entity solely owned by Mr. Dundon) subject to the receipt of required regulatory approvals
SHUSA intends to assign its right to purchase the shares to Banco Santander, S.A. which would then contribute the shares to SHUSA
These shares represent approximately 9.68% of SCUSA’s stock2
1SHUSA and SCUSA Form 8-Ks dated July 2, 2015
2SCUSA press release dated July 2, 2015
Santander

SCUSA: Management
Jason Kulas
SCUSA CEO
Mr. Kulas was named SCUSA’s CEO on July 2, 2015
He was the Company’s President since November 2013 and was the Company’s Chief Financial Officer since January 2007
He joined the Company after serving as Managing Director in investment banking for JPMorgan Securities, Inc., where he was employed from 1995 to 2007
Mr. Kulas also worked as an analyst for Dun & Bradstreet and as an adjunct professor at Texas Christian University.
Jason Grubb
SCUSA President
Mr. Grubb was named SCUSA President on July 2, 2015
Mr. Grubb joined the Company in November 2004 as its Senior Vice President of Servicing and has served as its Chief Operating Officer from January 2007 to October 2014 and as its Chief Operating Officer, Originations since October 2014
Prior to joining SCUSA, Mr. Grubb held positions at WFS Financial, Nissan Motor Acceptance Corp, and Commercial Financial Services at which he was responsible for servicing
Mr. Grubb holds a Bachelor’s Degree in Finance from Oklahoma State University and an M.B.A. from Our Lady of the Lake University
Jennifer Davis
Interim SCUSA CFO
Ms. Davis has served in the finance industry since 2001, and joined the Company in July 2012
Prior to joining the Company’s executive team, she served as Vice President, Controller for Residential Credit Solutions, Inc., a residential mortgage servicer, and as a senior manager for KPMG LLP.
Ms. Davis holds bachelor’s and master’s degrees in accounting from the University of Missouri, and is a Certified Public Accountant and Chartered Financial Analyst (CFA)
Ms. Davis is serving as Interim CFO as SCUSA conducts a nationwide search for a CFO
Santander

Quarterly Profitability
SHUSA has demonstrated stable profitability1
Net Interest Income ($MM)
2,000 1,500 1,000 500 0 NII Net Interest Margin
1,590 1,625 1,597 1,654 1,762
7.33% 7.21% 7.00% 7.20% 7.26%
2Q14 3Q14 4Q14 1Q15 2Q15
Pre-Tax Income ($MM)
750 500 250 -
539 295 360 365 389
2Q14 3Q14 4Q14 1Q15 2Q15
Pre-Tax Pre-Provision Income ($MM)
1,500 1,000 500 0
1,225 1,308 1,170 1,237 1,391
2Q14 3Q14 4Q14 1Q15 2Q15
Net Income ($MM)2
500 375 250 125 0
339 259 232 252 269
2Q14 3Q14 4Q14 1Q15 2Q15
1See Appendix for Non-GAAP-to-GAAP reconciliation of pre-tax pre-provision income
2Includes noncontrolling interest
Santander

Balance Sheet
SHUSA’s balance sheet reflects the combination of its bank funded primarily by deposits and the consumer finance unit funded by secured structured financing supported by equity
$126.1BN Assets
Investments
Other Assets
Goodwill
Residential Mortgage
Home Equity
CRE
Multi-Family
C&I
Other Loans
Operating Lease Assets
Auto Loans
16% 6% 7% 6% 5% 7% 7% 17% 3% 6% 20%
$103.0BN Liabilities
$23.1BN Equity
Money Market
Non Interest-Bearing Demand Deposits
Savings
Interest- Bearing Demand Deposits
Certificates of Deposit
Revolving Credit Facilities
Secured Structured Financings
Other Borrowings
FHLB
Other Liabilities
Equity
18% 7% 3% 9% 7% 9% 15% 3% 8% 3% 18%
See SHUSA 2Q 2015 Form 10-Q for additional information on the SCUSA consolidation
All balances as of 6/30/2015 as reported in SHUSA Form 10-Q
Santander

Balance Sheet Trends
AFS Investments growth represents the addition of high quality liquid assets (HQLA) for liquidity management
ASSETS
CAGR 9.1%
$113 $114 $118 $123 $126
$13 $16 $18 $19 $20
$76 $75 $76 $80 $81
$5 $6 $7 $7 $7
$16 $16 $16 $15 $16
2Q14 3Q14 4Q14 1Q15 2Q15
Other Assets Leases Gross Loans Investments ST Funds
LIABILITIES & EQUITY
$113 $114 $118 $123 $126
$43 $44 $45 $46 $47
$7 $7 $7 $8 $8
$37 $37 $39 $41 $43
$3 $3 $4 $3 $4
$22 $22 $23 $23 $23
2Q14 3Q14 4Q14 1Q15 2Q15
Equity Other Liab Borrowed Funds Time Dep NMD Dep
Santander

Loan and Lease Trends
Growth in the loan portfolio driven by C&I and auto
CAGR 8.1%
$88
$83 $87
$81 $81
$17 $18 $19 $21 $22
$22 $22 $22 $24 $25
$5 $6 $7 $7 $7
$6 $6 $6 $6 $6
$10 $8 $7 $7 $7
$9 $9 $9 $9 $8
$9 $9 $9 $9 $9
$3 $4 $4 $4 $4
2Q14 3Q14 4Q14 1Q15 2Q15
Other MMDA MultiFamily Res Mtg Home Eqty Leases Auto C&I
Santander

Deposit Trends
Continued growth in core MMDA and DDA
CAGR 7.7%
$50 $51 $52 $54 $55
$8 $8 $8 $8 $8
$11 $11 $12 $12 $11
$4 $4 $4 $4 $4
$19 $20 $21 $22 $23
$6 $5 $5 $6 $5
$1 $2 $2 $3 $3
2Q14 3Q14 4Q14 1Q15 2Q15
Broker Dep Time Dep MMDA Savings DDA IB DDA NIB
Santander

Wholesale Funding Profile1
SHUSA’s wholesale funding consists mostly of secured borrowings
SHUSA ($BN)
$42.5 $44.4
Public Sec $11.8 $13.6
3rd Party Rev $7.3 $6.0
Private Amort. $6.2 $6.8
Santander2 $4.1 $4.0
FHLB $9.5 $9.4
HoldCo Debt 1.8 2.8
Bank Debt 1.8 1.8
1Q15 2Q15
SBNA ($BN, % yield)
Wholesale debt at SBNA primarily consists of secured FHLB advances
$3.75 $3.2 $1.98 $2.0
Debt 4.1%
FHLB 0.6% FHLB 1.9% $0.18
FHLB 3.4% FHLB 5.0% REIT Pref 12.2%
Perp
2015 2016 2017 2018
SHUSA HOLDCO ($BN, % yield)
Debt structured to manage liquidity buffer and horizon
$1.0 $1.1
$0.6 $0.5 $0.5
Sr Debt Sr Debt July 2015 issuance
Sr Debt Sr Debt Sr Debt
3.0% 3.45% 4.62% 2.65% 4.5% $0.22 $0.2
Trust Pref
Pref Stock
Sep-15 Apr-16 Aug-18 Apr-20 Jul-25 Jun-36 Perp
SCUSA ($BN)
SCUSA makes use of diverse funding sources
Committed Utilized
$36.7 $30.6
13.6 13.6
6.8 6.8
11.6 6.0
4.8 4.3
Santander Third-Party Revolving
Private Amortizing Notes Public Securitizations
1As of June 30, 2015. In July 2015 SHUSA issued $1.1BN senior unsecured 10 year note
Santander
2$0.3BN difference in Santander balance between SHUSA and SCUSA charts reflects $0.3BN facility between SHUSA and SCUSA that is eliminated at the consolidated level

16

Total Loss Absorption Capacity (TLAC) Requirement

- SHUSA is expected to be the Santander resolution entity in the U.S. and therefore subject to TLAC
- The FSB[1] TLAC proposal published in November 2014 would require SHUSA to hold 18.5%-22.5% of RWA in TLAC-eligible instruments (16%-20% plus 2.5% capital conservation buffer)
- SHUSA would be expected to issue additional TLAC-qualifying instruments to meet the TLAC requirement ***by January 2019 (FSB proposed effective date)***



As of July 31, 2015
20.5%²
11.0%
1.7%
0.2%
1.6%
0.5%
5.5%
TLAC
CET1
Sr. Unsecured >2020
Pfd Stock
Pfd to SANSA
Sub Debt
Sr. Unsecured Gap
Existing³
To Be Issued
Pro Forma TLAC Compliant Stack (%)
20.5%²
7.2%
0.5%
1.8%
11.0%
Sr. Debt
Sub. Debt
AT1
CET1
(Debt 1/3rd of TLAC requirement)

[1]FSB = Financial Stability Board, an international group that makes recommendations on global finance. The Federal Reserve is expected to release a proposal for TLAC that would apply to U.S. entities

[2]Assumption mid-point of FSB TLAC proposal 20.5%

[3]Existing Unsecured debt includes SHUSA $1.1BN issuance in July 2015

Santander

17

SBNA: Asset Quality

Continued reduction in NPLs and improvement in the Texas Ratio

Non-Performing Loans[1]


$ MM
-51%
$1,048
$1,024
$1,001
$975
$898
$696
$619
$590
$515
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15

Criticized Balances[2]


Criticized Balances
Criticized Ratio
$ MM
$2,710
$2,487
$2,368
$2,257
$2,244
$2,054
$1,980
$1,972
$2,073
5.38%
4.98%
4.73%
4.39%
4.32%
4.08%
3.92%
3.78%
3.95%
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15

Annualized Net Charge off Ratio[3]


Annualized NCO = Quarterly NCO*4
0.58% 0.55% 0.47% 0.44% 0.40% 0.36% 0.49% 0.36% 0.35%
0.45% 0.39% 0.41% 0.38% 0.38% 0.92% 0.23% 0.26% 0.31%
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 1Q15
Santander Bank
Large Banks**

Texas Ratio[4]


23.7% 22.3% 21.1% 19.8% 18.5% 17.3% 16.2% 15.1% 14.5%
18.0% 18.1% 17.9% 17.5% 16.4% 10.8% 10.1% 9.4% 8.5%
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15
Santander Bank
Large Banks**

**Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC

[1]NPLs = Nonaccruing loans *plus* accruing loans 90+ DPD;
[2]Criticized = loans that are categorized as Special Mention, Substandard, Doubtful, or Loss
[3]3Q14 reflects charge offs relating to TDR/NPL sale; excluding sale 3Q14 would have been 0.47%
[4]See Appendix for Definition and Non-GAAP measurement reconciliation of Texas Ratio

Santander

SBNA: Asset Quality (cont.)
Significant improvement in non-performing and reserve coverage ratios
Delinquency1
1.34% 1.22% 1.23% 1.05% 0.98% 0.96% 0.95% 0.86% 0.79%
0.80% 0.76% 0.77% 0.68% 0.61% 0.54% 0.56% 0.46% 0.42%
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15
Santander Bank Large Banks**
ALLL to Total Loans
1.84% 1.76% 1.67% 1.61% 1.43% 1.39% 1.36% 1.34% 1.31%
1.66% 1.59% 1.52% 1.48% 1.41% 1.16% 1.21% 1.21% 1.17%
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15
Santander Bank Large Banks**
Non-Performing Loan Ratio
2.10% 2.05% 2.00% 1.90% 1.73% 1.38% 1.29% 1.25% 1.18%
2.03% 1.86% 1.69% 1.60% 1.45% 1.36% 1.22% 1.13% 0.98%
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15
Santander Bank Large Banks**
Reserve Coverage (ALLL/NPL2)
91.0% 94.0% 98.7% 100.4% 105.3% 110.6% 113.2% 115.3% 120.6%
88.2% 85.5% 83.4% 84.6% 82.5% 84.0% 98.6% 106.5% 119.4%
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15
Santander Bank Large Banks**
**Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC
1Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD
2NPLs= Nonaccruing loans plus accruing loans 90+ DPD
Santander

SCUSA: Asset Quality
Consistent with expected seasonal patterns, the net charge-off ratio in Q2 2015 decreased from the previous quarter
Provision expense increased quarter-over-quarter primarily due to seasonality of the forward-looking provisioning model capturing seasonally worse performance as well as higher retained asset balances and the mix of retained assets during the quarter
Delinquency Trends
7.8% 3.8% 8.5% 4.1% 9.0% 4.5% 6.6% 3.2% 7.3% 3.6%
Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015
31-60 Day Delinquency 61+ Day Delinquency
Provision Expense and Net Charge-offs
($ in millions)
$589 $379 $770 $565 $560 $591 $606 $475 $739 $399
5.8% 8.4% 8.6% 6.7% 5.3%
Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015
Provision Expense Net Charge-off Ratio
Net Charge-offs
Santander

Regulatory Capital Ratios1
Beginning in 1Q15, capital ratios have been calculated under the U.S. Basel III framework on a transition basis
Under fully phased-in US Basel III rules2 CET1 ratio is 10.94%
Tier 1 common/Common Equity Tier 1 Risk- based
11.1% 11.0% 10.8% 11.9% 11.9%
2Q14 3Q14 4Q14 1Q15 2Q15
Tier 1 Risk-based
13.1% 13.1% 12.9% 13.2% 13.4%
2Q14 3Q14 4Q14 1Q15 2Q15
Tier 1 Leverage
12.5% 12.2% 12.2% 12.7% 12.4%
2Q14 3Q14 4Q14 1Q15 2Q15
Total Risk-based
15.1% 15.0% 14.8% 15.1% 15.3%
2Q14 3Q14 4Q14 1Q15 2Q15
1 Capital ratios through 4Q14 have been calculated under the Basel I framework.
2 Fully phased-in under the standardized approach - see SHUSA 2Q 2015 Form 10-Q
Santander

Federal Reserve Written Agreement1
On July 7, 2015, the Federal Reserve published a written agreement executed with SHUSA (the “Written Agreement”)
Under the terms of the Written Agreement, the Company is required to make enhancements with respect to, among other matters, Board oversight of the consolidated organization, risk management, capital planning and liquidity risk management
The deficiencies noted in the Written Agreement are consistent with the Federal Reserve’s qualitative comments on SHUSA’s capital plan and with the deficiencies noted by SHUSA in its Form 8-K published on November 7, 2014 regarding a future enforcement action
The Written Agreement does not affect SHUSA’s ability to conduct regular business, to service its debt, or to grow organically
1SHUSA Form 8-K published July 7, 2015
Santander

Federal Reserve Written Agreement (cont.)
Santander is executing a multi-year plan to address the issues raised by the Federal Reserve
Since late last year, SHUSA strengthened its leadership and management, most notably naming Chairman T. Timothy Ryan, Jr. and CEO Scott Powell, as well as six new Board members at SHUSA and several executives
SHUSA has launched the Capital and Risk Transformation (“CART”) project. This project brings under one structure SHUSA’s foundational changes in risk management, finance and technology, which will enable SHUSA to manage its businesses in a more disciplined and efficient way
Santander

Rating Agencies
STANDARD &POOR’S
On September 19, 2014, S&P affirmed SHUSA and SBNA’s ratings and outlook
MOODY’S
On March 17, 2015, Moody’s placed SBNA’s deposit ratings on review based on the implementation of Moody’s new rating methodology on March 16, 2015
On May 14, 2015, Moody’s completed its review and upgraded SBNA’s ST deposit rating 1 notch from P-2 to P-1 and LT deposits 2 notches from Baa1 to A2 but downgraded senior debt 1 notch from Baa1 to Baa2. SHUSA’s ratings were not affected by the methodology change
Santander Bank SHUSA
June 30, 2015 Moody’s S&P Moody’s S&P
ST Deposits P-1 A-2 N/A N/A
LT Deposits A2 BBB N/A N/A
Senior Debt Baa2 BBB Baa2 BBB
Sub Debt Baa2 BBB- Baa3 N/A
Outlook Stable Stable Negative Stable
Santander

Appendix
Santander

Quarterly Trended Statement of Operations
(US $ Millions) 2Q14 3Q14 4Q14 1Q15 2Q15
Interest income $1,863 $1,895 $1,875 1,933 2,060
Interest expense 273 270 278 279 298
Net interest income 1,590 1,625 1,597 1,654 1,762
Fees & other income 636 649 720 663 793
Equity investment expense (7) (5) - (7) -
Other non interest income 9 - 16 10 10
Net revenue 2,228 2,269 2,333 2,320 2,565
G&A expense (870) (920) (1,020) (1,050) (1,144)
Other expenses (133) (41) (144) (33) (30)
Provisions for credit losses (686) (1,013) (810) (872) (1,002)
Income before taxes 539 295 360 365 389
Income tax expense (200) (36) (127) (113) (120)
Net income $339 $259 $232 $252 $269
2Q14 3Q14 4Q14 1Q15 2Q15
Net interest margin 7.33% 7.21% 7.00% 7.20% 7.26%
Net Income includes noncontrolling interest
Santander

Consolidated Income Statement
For the three months ended June 30, 2015
(US $ Millions) Bank SCUSA Other(1) SHUSA
Interest income $542 $1,386 $132 $2,060
Interest expense 134 157 7 298
Net interest income 408 1,229 125 1,762
Fees & other income/(loss) 291 533 (31) 793
Other non interest income 10 - - 10
Net revenue 709 1,762 94 2,565
G & A expense (545) (573) (26) (1,144)
Other expenses (16) (4) (10) (30)
Provisions for credit losses (37) (739) (226) (1,002)
Income/(loss) before taxes 111 446 (168) 389
Income tax (expense)/benefit (13) (161) 54 (120)
Net income/(loss)2 $98 $285 $(114) $269
1 Includes holding company activities, eliminations and purchase accounting marks related to SCUSA consolidation.
2 SHUSA net income includes noncontrolling interest.
Santander

Quarterly Average Balance Sheet1
(US $ millions) 2Q15 1Q15 Change 2Q14
Average Balance Yield/Rate Average Balance Yield/Rate Average Balance Yield/Rate Average Balance Yield/Rate
Deposits and investments $20,325 1.83% $18,708 2.28% $1,617 -0.45% $13,920 2.32%
Loans 80,200 9.88% 77,174 9.65% 3,026 0.23% 75,168 9.58%
Allowance for loan losses (2,750) — (2,217) — (533) — (1,269) —
Earning Assets 97,775 8.49% 93,665 8.41% 4,110 0.08% 87,819 8.56%
Other assets 25,839 — 24,145 — 1,694 — 21,271 —
TOTAL ASSETS $123,614 6.77% $117,810 6.68% $5,804 0.09% $109,090 6.92%
Interest-bearing demand deposits 11,524 0.47% 11,596 0.45% (72) 0.02% 10,947 0.23%
Noninterest-bearing demand deposits 8,007 — 7,943 — 64 — 7,884 —
Savings 4,008 0.12% 3,903 0.12% 105 0.00% 4,092 0.14%
Money market 22,561 0.56% 22,056 0.56% 505 0.00% 19,126 0.41%
Certificates of deposit 8,336 0.91% 8,185 0.94% 151 -0.03% 7,277 1.09%
Borrowed funds 42,761 2.18% 39,108 2.23% 3,653 -0.05% 35,409 2.54%
Other liabilities 3,337 — 2,293 — 1,044 — 2,489 —
Equity 23,080 — 22,727 — 353 — 21,866 —
TOTAL LIABILITIES & SE $123,614 0.97% $117,810 0.96% $5,804 0.01% $109,090 1.00%
NET INTEREST MARGIN 7.26% 7.20% 0.06% 7.33%
1Quarterly Averages
Santander

Consolidated Balance Sheet
June 30, 2015
(US $ millions) Bank SCUSA Other(1) SHUSA
Assets
Cash and cash equivalents $2,183 $71 $- $2,254
Investments 20,171 - - 20,171
Loans 52,452 30,060 (1,141) 81,371
Less allowance for loan losses (615) (3,711) 1,256 (3,070)
Total loans, net 51,837 26,349 115 78,301
Goodwill 3,403 74 5,415 8,892
Other assets 7,082 9,588 (161) 16,509
Total assets $84,676 $36,082 $5,369 $126,127
Liabilities and Stockholders’ Equity
Deposits $57,723 - $(3,100) $54,623
Borrowings and other debt obligations 11,240 30,660 2,557 44,457
Other liabilities 2,383 1,177 399 3,959
Total liabilities 71,346 31,837 (144) 103,039
Stockholders’ equity including noncontrolling interest 13,330 4,245 5,513 23,088
Total liabilities and stockholders’ equity $84,676 $36,082 $5,369 $126,127
(1) Includes holding company, eliminations and purchase accounting marks related to SCUSA consolidation.
Santander

29

2015 CCAR Results

SHUSA's ending capital ratios exceeded the required minimum as measured by the Federal Reserve which objected to SHUSA's capital plan on qualitative grounds due to deficiencies in SHUSA's capital planning processes


14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Tier 1 Common %
1BHC projections
2Fed projections
9.4%
7.9%
FRB Median
Regulatory Min.- 5%
BAC
C
DB
GS
JPM
MS
WFC
ALLY
BBT*
BBVA
BMO
CMA
FITB*
HSBC
HBAN*
KEY*
MTB*
PNC*
RBS*
RF
SAN
STI
MTU*
USB
ZION
BK
NTRS
STT
AXP
COF*
DFS
Money Center/Securities
Regional
Custodian
Card

[1]BHC Projections = Results calculated by the BHC . SHUSA published its DFAST results on 3/5/15
[2]Fed Projections = Results calculated by the Federal Reserve and published on 3/5/15
*BHC in SHUSA peer group

Santander

2015 DFAST and CCAR Results - Ratios
DFAST = Dodd Frank Act Stress Testing
CCAR = Comprehensive Capital Analysis and Review
3Q14 Starting Federal
Capital Ratio SHUSA1 Reserve2
DFAST Severely Adverse Scenario Stressed Capital Ratios
Minimum
Tier 1 common ratio (%) 11.0% 7.9% 9.4%
Common equity tier 1 ratio (%) n/a 10.1% 10.3%
Tier 1 risk-based capital ratio (%) 13.1% 10.5% 10.7%
Total risk-based capital ratio (%) 15.0% 12.4% 12.5%
Tier 1 leverage ratio (%) 12.3% 9.7% 9.6%
DFAST Adverse Scenario Stressed Capital Ratios
Minimum
Tier 1 common ratio (%) 11.0% 10.4% 11.5%
Common equity tier 1 ratio (%) n/a 11.0% 12.2%
Tier 1 risk-based capital ratio (%) 13.1% 12.2% 13.0%
Total risk-based capital ratio (%) 15.0% 14.2% 14.9%
Tier 1 leverage ratio (%) 12.3% 11.6% 11.5%
1Results calculated by SHUSA. SHUSA published its DFAST results via Form 8-K on 3/5/15
2Results calculated by the Federal Reserve and published on 3/5/15
Santander

2015 DFAST and CCAR Results – Loan Losses
CCAR = Comprehensive Capital Analysis and Review
Loan Category SHUSA1 Federal Reserve2 SHUSA1 Federal Reserve2
Adverse Severely Adverse
Total Losses 10.0% 6.8% 12.3% 9.6%
First Lien Mortgage 2.7% 3.6% 4.1% 4.5%
Junior Liens & HELOCs 1.8% 3.2% 3.1% 4.5%
Commercial and Industrial 2.2% 2.2% 4.2% 3.6%
Commercial Real Estate 1.7% 5.3% 3.4% 9.0%
Credit Cards 32.7% 11.9% 37.9% 14.7%
Other Consumer 25.5% 13.2% 31.1% 17.2%
Other Loans 1.4% 2.2% 3.2% 3.8%
1Results calculated by SHUSA. SHUSA published its DFAST results via Form 8-K on 3/5/15
2Results calculated by the Federal Reserve and published on 3/5/15
Santander

SBNA: Quarterly Profitability
Net Interest Income ($MM)
NII Net Interest Margin
500
413 418 412 415 408
400
300
2.64%
200 2.58%
2.51% 2.50%
100
2.33%
0
2Q14 3Q14 4Q14 1Q15 2Q15
Pre-Tax Income ($MM)
200
154
150
111
98 98
100
68
50
0
2Q14 3Q14 4Q14 1Q15 2Q15
Pre-Tax Pre-Provision Income* ($MM)
200
180
154
160 148
136
140
120 115
100
80
58
60
40
20
0
2Q14 3Q14 4Q14 1Q15 2Q15
Net Income ($MM)
200
150
116
102 98
100
79
59
50
0
2Q14 3Q14 4Q14 1Q15 2Q15
US $ Millions
*See appendix for Non-GAAP to GAAP reconciliation of Pre-Tax Pre-Provision Income
Santander

SBNA: Quarterly Trended Statement of Operations
(US$ in Millions) 2Q14 3Q14 4Q14 1Q15 2Q15
Interest income $547 $558 $547 $545 $542
Interest expense 134 140 135 130 134
Net interest income 413 418 412 415 408
Fees & other income 208 289 345 212 291
Other non-interest income 9 - 12 10 10
Net revenue 630 708 769 637 709
General & administrative expenses (447) (520) (498) (499) (545)
Other expenses (125) (33) (135) (23) (16)
Provisions for credit losses 40 - (38) (47) (37)
Income before taxes 98 154 98 68 111
Income tax (expense)/benefit (19) (38) 4 (9) (13)
Net income $79 $116 $102 $59 $98
2Q14 3Q14 4Q14 1Q15 2Q15
Net interest margin 2.64% 2.58% 2.51% 2.50% 2.33%
Santander

SBNA: Funding - Deposits
Average Non Maturity Deposit Balances1 ($Mn)
$47,458 $47,754 $49,092 0.50%
$45,836
$44,166 0.45%
0.38% 0.38% 0.40%
0.31% 0.32% 0.35%
0.30%
0.26%
0.25%
0.20%
2Q14 3Q14 4Q14 1Q15 2Q15
Non Maturity Deposit Balances Avg. Interest Cost
Average Total Deposit Balances1 ($Mn)
$57,428
$52,692 $54,610 $55,939 0.52%
$51,444
0.46% 0.46% 0.47%
0.41% 0.41% 0.42%
0.38%
0.37%
0.32%
2Q14 3Q14 4Q14 1Q15 2Q15
Total Deposits Avg. Interest Cost
1Represents average quarterly balances
Santander

SBNA: Asset Quality
Commercial Banking1
$5.6 $5.4 $5.3 $5.3 $5.3 $5.4 $5.4 $5.5 $5.5
2.1% 2.1% 2.0% 2.3% 1.9%
1.3% 1.4% 1.6% 1.4%
1.2%
0.7% 0.6% 0.5% 0.5% 0.4% 0.3% 0.5% 0.4%
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15
Other Commercial3
$6.8 $6.7
$6.4
$5.3 $5.5
$4.7 $4.9
$4.5 $4.4
0.8% 0.7% 0.8% 0.4% 0.4% 0.7% 0.4% 0.3% 0.3%
0.7% 0.7% 0.5% 0.4% 0.3% 0.4% 0.3% 0.3% 0.2%
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15
Global Banking & Markets2
$10.1
$9.5
$8.2 $8.3
$7.2 $7.5
$6.7 $6.5 $6.6
0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0%
0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0%
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15
Other Consumer4
$2.4
3.3% $2.2 $2.1 $2.0 $2.0 $1.9 $1.9 $1.8 $1.7
2.9% 2.8% 2.7% 2.7% 2.7% 2.6% 2.6% 2.5%
2.4% 2.3% 2.2% 2.1% 2.1% 2.1% 2.2% 2.2% 2.0%
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15
Outstandings NPL* to Total Loans Net Charge-Offs**
1Commercial Banking = Non-CRE total for Business Banking, Middle Market, Equipment Finance & Leasing and Commercial Banking NCE
2Global Banking & Markets = Non-CRE total for MRG and Large Corporate 3Other Commercial = Non –CRE total for all other Commercial Business segments
4Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Credit Cards, SFC, & RDM run-off
US $ Billions
Santander

SBNA: Asset Quality (cont.)
Mortgages
$10.1 $9.7 $9.7 $9.6 $9.7
$7.5
4.9% 5.0% 4.9% 4.8% 4.6% $7.0 $7.0 $6.8
3.3% 3.3% 3.0% 2.9%
1.2% 1.2% 1.3% 1.3%
0.6% 0.4% 0.4% 0.3% 0.4%
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15
Commercial Real Estate1
$5.7 $5.6 $5.7 $5.6 $5.6 $5.4 $5.6 $5.8 $5.9
3.4% 3.8% 3.5% 3.4% 3.2%
3.0%
2.2% 1.9% 1.3%
1.0% 0.6% 0.1% 0.5% 0.4% 0.7% 0.5% 0.2% 0.4%
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15
Home Equity
$6.2 $6.1 $6.1 $6.0 $6.0 $6.0 $6.0 $6.0 $6.0
1.9% 1.8% 1.8% 1.8% 1.9% 1.9% 1.9% 1.9% 1.8%
0.8% 0.6% 0.6% 0.5% 0.5% 0.4% 0.4% 0.3% 0.3%
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15
Santander Real Estate Capital
$10.8 $10.7 $10.3
$9.4 $9.9 $9.9 $10.0 $9.7 $9.7
0.4% 0.2% 0.3% 0.2% 0.1% 0.2% 0.1% 0.1% 0.1%
0.1% 0.0% 0.1% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0%
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15
Outstandings NPL* to Total Loans Net Charge-Offs**
1Commercial Real Estate is comprised of the commercial real estate, continuing care retirement communities and non-owner occupied real estate secured commercial loans (SREC segment included in separate graph) *NPL = Nonaccruing loans plus accruing loans 90+ DPD
**NCO = Rolling 12-month average for that quarter and the prior 3 quarters
US $ Billions
Santander

SBNA: Regulatory Capital Ratios1
ØBeginning in 1Q15, capital ratios have been calculated under the U.S. Basel III framework on a transition basis
ØUnder fully phased-in US Basel III rules2 CET1 ratio is 13.4%
Tier 1 Common Ratio
13.6% 13.4% 13.2% 13.8% 13.8%
2Q14 3Q14 4Q14 1Q15 2Q15
Tier 1 Risk-Based Capital Ratio
13.6% 13.4% 13.2% 13.8% 13.8%
2Q14 3Q14 4Q14 1Q15 2Q15
Tier 1 Leverage Ratio
12.5% 12.1% 12.0% 12.7% 12.4%
2Q14 3Q14 4Q14 1Q15 2Q15
Total Risk-Based Capital Ratio
15.3% 14.9% 14.8% 15.3% 15.2%
2Q14 3Q14 4Q14 1Q15 2Q15
1 Capital ratios through 4Q14 have been calculated under the Basel I framework.
2 Fully phased-in under the standardized approach - see SHUSA 2Q 2015 Form 10-Q
Santander

SCUSA: Quarterly Income and Expenses Trend
Income
($ in millions)
$1,076 $1,114 $1,073 $1,148 $1,251
14.3% 14.1% 13.1% 13.4% 13.9%
$246 $191 $247 $289 $285
Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015
Net Finance and Other Interest Income
Net Income
Net Interest Margin
Expenses and Expense Ratio
($ in millions)
$37,152 $40,397 $42,676 $44,782 $48,113
2.3% 2.0% 2.2% 2.2% 2.1%
Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015
Average Managed Assets Operating Expenses
Expense Ratio
Santander

SCUSA: Originations
Originations
(in millions)
Three Months Ended
June 30, 2014 March 31, 2015 June 30, 2015
Retail Installment Contracts $4,527 $5,596 $5,693
Personal Loans 263 166 258
Receivables from Dealers 18 — —
Leases2 1,296 1,186 1,432
Subtotal - SCUSA $6,104 $6,948 $7,383
Originations for an affiliate 595 404 229
Total Originations $6,699 $7,352 $7,612
Total Serviced Portfolio1
(in millions)
27%
$7,977 $11,221 $13,121
$29,110 $33,089 $34,080
June 30, 2014 March 31, 2015 June 30, 2015
Owned and Serviced Serviced for Others
SCUSA retains servicing on loans sold to third parties and affiliates or facilitated for affiliates, through bulk sales, flow programs and securitizations3
1 Unpaid principal balance; does not include loans owned by SCUSA serviced by others
2 Includes capital leases
3 Securitizations sold through the residual are accounted for as sales
Santander

SCUSA: Credit Profile
Retail Installment Contracts1
40 32.3% 33.2% 32.6% 34.2% 35.8%
35 26.7% 26.9% 26.4% 28.1% 29.0%
30
25 20.6% 19.2% 20.5% 17.2% 20.3% 20.7% 20.5% 20.5% 20.5%
20 14.7%
15
10
>640 639-600 599-540 <540
FICO
Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015
Personal Loans
45.6% 54.0% 55.2% 56.5% 56.6%
50
40
30 23.1% 22.1% 21.4% 21.1% 21.4% 21.3% 20.7% 20.1% 19.2% 18.7%
20 10.0%
10 3.2% 3.3% 3.2% 3.3%
0
>640 639-600 599-540 <540
FICO
Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015
1 Held for investment; excludes prime assets held for sale ($1.6 billion in retail installment contracts held for sale as of June 30, 2015); percentages may not sum to 100% due to rounding
Santander

Non-GAAP to GAAP Reconciliations
$ Millions 2Q14 3Q14 4Q14 1Q15 2Q15
SHUSA Pre-Tax Pre-Provision Income
Pre-tax income, as reported $539 $295 $360 $365 $389
Add back:
Provision for credit losses 686 1,013 810 872 1,002
Pre-Tax Pre-Provision Income $1,225 $1,308 $1,170 $1,237 $1,391
Santander

Non-GAAP to GAAP Reconciliations
$ Millions 2Q14 3Q14 4Q14 1Q15 2Q15
Tier 1 Common to Risk Weighted Assets
Tier 1 Common $10,469 $10,674 $10,853 $12,912 $13,037
Risk Weighted Assets 94,623 96,976 100,185 108,946 109,315
Ratio 11.1% 11.0% 10.8% 11.9% 11.9%
Tier 1 Leverage
Tier 1 Capital $12,389 $12,661 $12,897 $14,333 $14,608
Average total assets for leverage capital 99,486 103,389 105,932 112,748 117,917
Ratio 12.5% 12.2% 12.2% 12.7% 12.4%
Tier 1 Risk-based
Tier 1 Capital $12,389 $12,661 $12,897 $14,333 $14,608
Risk Weighted Assets 94,623 96,976 100,185 108,946 109,315
Ratio 13.1% 13.1% 12.9% 13.2% 13.4%
Total Risk-based
Risk Based Capital $14,246 $14,535 $14,848 $16,460 $16,671
Risk Weighted Assets 94,623 96,976 100,185 108,946 109,315
Ratio 15.1% 15.0% 14.8% 15.1% 15.3%
Basel III ratios on a transition basis under the standardized approach starting in 1Q15
Santander

SBNA: Non-GAAP to GAAP Reconciliations
$ Millions 2Q14 3Q14 4Q14 1Q15 2Q15
Santander Bank Texas Ratio
Total Equity $13,038 $13,068 $13,192 $13,315 $13,330
Less:
Goodwill and Other Intangibles (excluding MSRs) (3,726) (3,725) (3,728) (3,714) (3,709)
Preferred Stock - - - - -
Add: Allowance for loan losses 741 585 610 629 615
Tangible Common Equity $10,053 $9,928 $10,074 $10,230 $10,236
Nonperforming Assets $983 $780 $683 $641 $551
90+ DPD accruing $2 $2 $2 $2 $2
Accruing TDRs $659 $285 $329 $321 $313
Total Nonperforming Assets $1,644 $1,067 $1,014 $964 $866
Texas Ratio 16.4% 10.8% 10.1% 9.4% 8.5%
Santander

Santander